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                                                                   EXHIBIT 10.3

                           FOURTH AMENDED AND RESTATED

                                ROSS STORES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                        AMENDED EFFECTIVE MARCH 16, 2000

         1. PURPOSE. The Fourth Amended and Restated Ross Stores, Inc. Employee Stock Purchase Plan (the "Plan") is established to provide eligible employees of Ross Stores, Inc. ("Ross") and any current or future parent or subsidiary corporation of Ross (collectively referred to as the "Company") with an opportunity to acquire a proprietary interest in the Company by the purchase of common stock of Ross. For purposes of this Plan, a parent corporation and a subsidiary corporation shall be as defined in section 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"). It is intended that the Plan shall qualify as an "employee stock purchase plan" under section 423 of the Code (including any future amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.

         2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of Ross (the "Board") and/or by a management committee duly appointed by the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall mean the committee if it has been appointed. All questions of interpretation of the Plan or of any option granted pursuant to the Plan (an "Option") shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Option. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Options granted pursuant to the Plan; PROVIDED, HOWEVER, that all Participants granted Options pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

         3. SHARE RESERVE. Subject to the provisions of Section 14 relating to adjustments upon changes in securities, the maximum number of shares which may be issued under the Plan shall be 5,000,000 shares of Ross common stock (the "Shares"). In the event that any Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be subjected to an Option.

         4. ELIGIBILITY. Any employee of the Company is eligible to participate in the Plan except the following:

                  (a) employees who are customarily employed by the Company for less than twenty (20) hours a week;

                  (b) employees who have not completed six (6) months of continuous employment with the Company as of the commencement of an Offering Period.


                                        1.


                  (c)      employees  whose  customary  employment  is
for not more  than  five (5)  months  in any calendar year; and

                  (d) employees who own or hold options to purchase or who, as a result of participation in this Plan, would own or hold options to purchase, stock of a corporation which comprises part of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation within the meaning of section 423(b)(3) of the Code.

         5.       OFFERING DATES.

                  (a) OFFERING PERIODS. Except as otherwise set forth below, the Plan shall be implemented by two separate series of offerings (any one of which shall be referred to hereinafter as an "Offering"). One series of Offerings shall involve sequential Offerings of twelve (12) months in duration (an "Annual Offering Period"). An Annual Offering Period shall commence on the first day of January of each year and end on the last day of December of the same year. The second series of Offerings shall involve Offerings of six (6) months in duration (a "Half-Year Offering Period"). A Half-Year Offering Period shall commence on the first day of July of each year and end on the last day of December of the same year. The first Half-Year Offering Period shall commence on July 1, 1989. An employee is eligible to participate in a given Half-Year Offering Period only if (i) the eligibility requirements set forth in paragraph 4 above are satisfied prior to or as of the beginning of such Half-Year Offering Period, and (ii) the employee is not participating in the Annual Offering Period for that calendar year (due to ineligibility or an election not to participate in such Annual Offering Period). (Unless otherwise specified, the term "Offering Period" as used herein shall refer to either an Annual Offering Period or a Half-Year Offering Period.) Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings; PROVIDED, HOWEVER, that such different terms shall comply with the provisions of section 423(b)(7) of the Code. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering. The first day of an Offering Period shall be the "Offering Date" for such Offering Period. In the event the first and/or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

                  (b) GOVERNMENTAL APPROVAL; STOCKHOLDER APPROVAL. Notwithstanding any other provision of the Plan to the contrary, any Option granted pursuant to the Plan shall be subject to (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Options and/or the Shares; and (ii) obtaining any necessary stockholder approval of the Plan.

         6.       PARTICIPATION IN THE PLAN.

                  (a) INITIAL PARTICIPATION. An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Company's payroll office at such time prior to such Offering Date as may be established by the


                                        2.

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Company (the "Enrollment Date") a subscription agreement indicating the employee's election to participate and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company's payroll office prior to the applicable Enrollment Date for the first Offering Period after becoming eligible to participate in the Plan shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing a subscription agreement with the Company prior to the applicable Enrollment Date for such subsequent Offering Period.

                  (b) CONTINUED PARTICIPATION. Subject to satisfying the eligibility requirements for a particular Offering Period, a Participant shall automatically participate in each succeeding Annual Offering Period until such time as such Participant withdraws from the Plan pursuant to paragraph 11 or terminates employment as provided in paragraph 12. A Participant is not required to file any additional subscription agreements for subsequent Annual Offering Periods in order to continue participation in the Plan.

         7.       RIGHT TO PURCHASE SHARES.

                  (a) Except as set forth below, as of the first day of an Offering Period (the "Offering Date") for an Annual Offering Period, each Participant in such Offering Period shall be granted an Option consisting of the right to purchase that number of whole Shares arrived at by dividing twenty-five thousand dollars ($25,000) by one hundred percent (100%) of the Fair Market Value of the Shares on the Offering Date, and as of the Offering Date for a Half-Year Offering Period, each Participant in such Offering Period shall be granted an Option consisting of the right to purchase that number of whole Shares arrived at by dividing twelve thousand five hundred dollars ($12,500) by one hundred percent (100%) of the Fair Market Value of the Shares on the Offering Date.

                  (b) "Fair Market Value" means the value of a security, as determined in good faith by the Board. Unless otherwise provided herein, if the security is listed on any established stock exchange or traded on the Nasdaq National Market system or the Nasdaq SmallCap Market, the Fair Market Value of the security shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the relevant security of the Company) on the trading day which is coincident with the relevant determination date, as reported in THE WALL STREET JOURNAL or such other source as the Board deems reliable.

         8. PURCHASE PRICE. The purchase price at which Shares may be acquired in an Offering pursuant to the exercise of all or any portion of an Option granted under the Plan (the "Offering Exercise Price") shall be set by the Board; PROVIDED, HOWEVER, that the purchase price shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of the Shares on the Offering Date of such Offering Period, or (b) the Fair Market Value of the Shares at the time of exercise of the Option. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price shall be eighty-five percent (85%) of the lesser of
(a) the Fair Market Value of the Shares on the Offering Date of such Offering Period or (b) the Fair Market Value of the Shares at the time of exercise of the Option.


                                        3.

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         9.      PAYMENT OF PURCHASE PRICE. Shares which are acquired
pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions accumulated during the Offering Period. Except as set forth below, the amount of Compensation to be withheld from a Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement. For purposes of the Plan, a Participant's "Compensation" with respect to an Offering shall include all amounts paid in cash and includable as "wages" subject to tax under section 3101(a) of the Code without applying the dollar limitation of section 3121(a) of the code; PROVIDED, HOWEVER, Compensation shall not include amounts paid as annual bonuses under the Company's Management Incentive Compensation Program. Accordingly, Compensation shall include salaries, commission, overtime and bonuses other than bonuses paid as annual bonuses under the Company's Management Incentive Compensation Program. "Compensation" shall not include reimbursements of expenses, allowances or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

                  (a) During an Offering Period, a Participant may elect to decrease (including to zero) the amount withheld from his or her Compensation by filing an amended subscription agreement with the Company on or before the "Change Notice Date." The "Change Notice Date" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time.

                  (b) The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall not exceed ten percent (10%) of the Participant's Compensation for such pay period.

                  (c) Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.

                  (d) Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

                  (e) Interest shall not be paid on sums withheld from a Participant's Compensation.

                  (f) On the last day of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such last day shall automatically acquire pursuant to the exercise of the Participant's Option the number of whole Shares arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Offering by the Offering Exercise Price; PROVIDED, HOWEVER, in no event shall the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant's Option.


                                        4.

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                  (g)      Any cash balance remaining in the Participant's
account shall be refunded to the Participant as soon as practical after the last day of the Offering Period. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant's account and applied toward the purchase of Shares in the subsequent Offering.

                  (h) At the time the Option is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Company shall withhold from the Participant's Compensation, or the Participant shall otherwise make adequate provision for, an amount equal to the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise upon exercise of the Option or disposition of Shares, respectively.

                  (i) No Shares shall be purchased on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before the date of exercise.

                  (j) The Company may, from time to time, establish (i) a minimum required withholding amount for participation in any Offering which shall not exceed one percent (1%) of the Participant's Compensation, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, and/or (iv) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan and in accordance with the requirements of section 423 of the Code.

                  (k) Any portion of a Participant's Option remaining unexercised after the end of the Offering Period to which such Option relates shall expire immediately upon the end of such Offering Period. Any Shares subject to the unexercised portion of an Option at the end of an Offering Period shall be returned to the Plan's share reserve.

         10.      LIMITATIONS ON PURCHASE OF SHARES; RIGHTS AS A STOCKHOLDER.

                  (a) FAIR MARKET VALUE LIMITATION. No Participant shall be entitled to purchase Shares under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of section 423 of the Code sponsored by Ross, a parent corporation of Ross as defined in section 424(e) of the Code or a subsidiary corporation of Ross as defined in section 424(f) of the Code) at a rate which exceeds $25,000 in Fair Market Value, determined as of the Offering Date for each Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

                  (b) PRO RATA ALLOCATION. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

                  (c) RIGHTS AS A STOCKHOLDER AND EMPLOYEE. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate(s) for the shares being purchased pursuant to the exercise of the


                                        5.

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Participant's Option. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

         11.      WITHDRAWAL.

                  (a) WITHDRAWAL FROM AN OFFERING. A Participant may withdraw from an Offering by signing and delivering to the Company's payroll office, a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Annual Offering Period herein. A Participant is prohibited from again participating in an Offering upon withdrawal from such Offering at any time.

                  (b) RETURN OF PAYROLL DEDUCTIONS. Upon withdrawal from an Offering, the withdrawn Participant's accumulated payroll deductions shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant and all of the Participant's rights in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

                  (c) WITHDRAWAL FROM THE PLAN. A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company's payroll office. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent Offering under the Plan by filing a new subscription agreement in the same manner as set forth above for initial participation in the Plan.

         12. TERMINATION OF EMPLOYMENT. Termination of a Participant's employment with the Company for any reason, including retirement or death or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's account shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 12. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraph 4.

         13.     REPAYMENT OF PAYROLL DEDUCTIONS. In the event a
Participant's rights in the Plan or any Offering therein are terminated, the Company shall deliver as soon as practicable to the Participant any payroll deductions credited to the Participant's account with respect to the Plan or any such Offering. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 13.

         14.      ADJUSTMENTS UPON CHANGES IN SECURITIES.


                                        6.

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                  (a)      If any change is made in the Shares subject to the
Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type of security and the maximum number of Shares subject to the Plan pursuant to Section 3 and the outstanding Options will be appropriately adjusted in the type of security, number of shares, and purchase limits of such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction that does not involve the receipt of consideration by the Company.)

                  (b) Effective for all Offerings beginning on or after July 1, 2000, in the event of a Change in Control, then, as determined by the Board in its sole discretion (i) any surviving or acquiring corporation may assume outstanding Options or substitute similar Options for those under the Plan, (ii) such Options may continue in full force and effect, or (iii) the Participants' accumulated payroll deductions may be used to purchase Shares immediately prior to the effective date of the Change in Control transaction and the Participants' Options under the ongoing Offering(s) terminated. In the event that no affirmative determination is made by the Board pursuant to the preceding sentence, then alternative (iii) shall apply automatically.

                  (c) "Change in Control" means the occurrence of any of the following events:

                           (i)      A dissolution or liquidation of the Company.

                           (ii)     A sale, lease or other disposition of
all or substantially all of the assets of the Company.

                           (iii)    A merger, reverse merger, consolidation or
reorganization of the Company with or into another corporation or other legal person, or any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged.

         15. NON-TRANSFERABILITY. An Option may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

         16. REPORTS. Each Participant who exercised all or part of his or her Option for an Offering Period shall receive as soon as practicable after the last day of such Offering Period a report of such Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance to be refunded or retained in the Participant's account pursuant to paragraph 9(g), if any.

         17.      COVENANTS OF THE COMPANY.

                  (a) During the terms of the Options granted under the Plan, the Company shall ensure that the amount of Shares required to satisfy such Options are available.


                                        7.

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                  (b)      The Company shall seek to obtain from each
federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell Shares upon exercise of the Options granted under the Plan. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Shares under the Plan, the Company shall be relieved from any liability for failure to issue and sell Shares upon exercise of such Options unless and until such authority is obtained.

         18. USE OF PROCEEDS FROM SHARES. Proceeds from the sale of Shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

         19. PLAN TERM. This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued, whichever shall first occur.

         20. AMENDMENT OR TERMINATION OF THE PLAN. The Board may at any time amend or terminate the Plan, except that such termination cannot affect Options previously granted under the Plan, nor may any amendment make any change in an Option previously granted under the Plan which would adversely affect the right of any Participant (except as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the
Code), nor may any amendment be made without approval of the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the designation of corporations whose employees may be offered Options under the Plan. To the extent permitted by governing law, the Board authorizes the Senior Vice President of Human Resources to adopt amendments to the Plan.

         IN WITNESS WHEREOF, the undersigned Senior Vice President of Human Resources of the Company certifies that the foregoing Fourth Amended and Restated Ross Stores, Inc. Employee Stock Purchase Plan was duly adopted by the Board of Directors of the Company on March 16, 1992, amended on March 16, 1995 and amended on March 16, 2000.

                                         /s/ Ivy Council
                                         Ivy Council
                                         Senior Vice President, Human Resources


                                        8.